Exhibit 16

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints Jonathan R. Simon, Laura I. Martínez and Wu-Kwan Kit (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities, to make, execute and sign any and all registration statements on Form N-14 of the Market Vectors ETF Trust (the “Trust”) and any amendments, exhibits or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities) and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 2015.

/s/ David H. Chow David H. Chow Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints Jonathan R. Simon, Laura I. Martínez and Wu-Kwan Kit (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities, to make, execute and sign any and all registration statements on Form N-14 of the Market Vectors ETF Trust (the “Trust”) and any amendments, exhibits or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities) and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of September, 2015.

/s/ R. Alastair Short R. Alastair Short Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints Jonathan R. Simon, Laura I. Martínez and Wu-Kwan Kit (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities, to make, execute and sign any and all registration statements on Form N-14 of the Market Vectors ETF Trust (the “Trust”) and any amendments, exhibits or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities) and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of September, 2015.

/s/ Richard D. Stamberger Richard D. Stamberger Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints Jonathan R. Simon, Laura I. Martínez and Wu-Kwan Kit (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities, to make, execute and sign any and all registration statements on Form N-14 of the Market Vectors ETF Trust (the “Trust”) and any amendments, exhibits or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities) and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of September, 2015.

/s/ Jan F. van Eck Jan F. van Eck President, Chief Executive Officer and Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints Jonathan R. Simon, Laura I. Martínez and Wu-Kwan Kit (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities, to make, execute and sign any and all registration statements on Form N-14 of the Market Vectors ETF Trust (the “Trust”) and any amendments, exhibits or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities) and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 2015.

/s/ John J. Crimmins John J. Crimmins Treasurer, Chief Financial Officer and Principal Accounting Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints Jonathan R. Simon, Laura I. Martínez and Wu-Kwan Kit (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities, to make, execute and sign any and all registration statements on Form N-14 of the Market Vectors ETF Trust (the “Trust”) and any amendments, exhibits or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities) and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 2015.

/s/ Peter J. Sidebottom Peter J. Sidebottom Trustee